UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

PIEDMONT NATURAL GAS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-6196	56-0556998
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina 28210

(Address of Principal Executive Offices, including Zip Code)

(704) 364-3120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Item 8.01. Other Events.

On March 11, 2021, Piedmont Natural Gas Company, Inc. (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated March 8, 2021 (the “Underwriting Agreement”), with Mizuho Securities USA LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $350,000,000 aggregate principal amount of the Company’s 2.50% Senior Notes due 2031 (the “Securities”). The Securities were sold to the Underwriters at a discount to their principal amount. The Securities were issued under the Indenture, dated as of April 1, 1993, with The Bank of New York Mellon Trust Company, N.A., as successor to Citibank, N.A. (the “Trustee”), as supplemented from time to time, including by the Eleventh Supplemental Indenture (the “Supplemental Indenture”), dated as of March 11, 2021, between the Company and the Trustee, relating to the Securities (collectively, the “Indenture”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which together with the form of global notes evidencing the Securities, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-233896-01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 4.1	Eleventh Supplemental Indenture dated as of March 11, 2021 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to Citibank, N.A. and form of global notes

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated March 8, 2021, among the Company and Mizuho Securities USA LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

Exhibit 104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT NATURAL GAS COMPANY, INC.

Date: March 11, 2021
	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Secretary

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